SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 6, 2006
ORACLE CORPORATION
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-14376 (Commission File Number)	94-2871189 (IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California (Address of Principal Executive Offices)	94065 (Zip Code)
Registrant’s telephone number, including area code: (650) 506-7000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
(a)	On January 6, 2006, Oracle Corporation issued a press release furnished herewith as Exhibit 99.1, as required by paragraph (d) of Rule 135c under the Securities Act of 1933.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
     99.1 Press release dated January 6, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oracle Corporation
Date: January 6, 2006	By:	/s/ Martin J. Collins
Name: Martin J. Collins
Title: Vice President, Associate General Counsel and Assistant Secretary

Exhibit Index
99.1 Press release dated January 6, 2006